                                                                   Exhibit 99.07

                      [LETTERHEAD FIRST USA APPEARS HERE]


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                  ---------------------------------------------

                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-5

                  ---------------------------------------------

                 Monthly Period:                   10/01/96 to
                                                   10/31/96
                 Distribution Date:                11/15/96
                 Transfer Date:                    11/14/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-5 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    ------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders per $1,000 original
        certificate principal amount

                                   Class A                           $4.74902778
                                   Class B                            4.92125000
                                   Collateral Inv. Amt.               5.27430561
                                                          ----------------------
                                   Total (weighted avg.)             $4.81537469


    2.  The amount of the distribution set
        forth in paragraph 1 above in respect
        of interest on the Certificates, per
        $1,000 original certificate principal
        amount                     Class A                           $4.74902778
                                   Class B                            4.92125000
                                   Collateral Inv. Amt.               5.27430561
                                                          ----------------------
                                   Total (weighted avg.)             $4.81537469
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-5
Page 2

    3.  The amount of the distribution set
        forth in paragraph 1 above in respect
        of principal on the Certificates, per
        $1,000 original certificate principal
        amount

                                   Class A                           $0.00000000
                                   Class B                            0.00000000
                                   Collateral Inv. Amt.               0.00000000
                                                          ----------------------
                                   Total                             $0.00000000
                                                          ======================
B.
    Information Regarding the Performance of the Trust.
    --------------------------------------------------

    1.  Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations
        of Principal Receivables processed
        during the Monthly Period which were
        allocated in respect of the Certificates

                                   Class A                        $53,338,789.64
                                   Class B                          4,184,159.90
                                   Collateral Inv. Amt.             6,739,593.55
                                                          ----------------------
                                   Total                          $64,262,543.09
                                                          ======================

    2.  Allocation of Finance Charge Receivables.
        ----------------------------------------

        The aggregate amount of Allocations of
        Finance Charge Receivables processed
        during the Monthly Period which were
        allocated in respect of the Certificates

                                   Class A                         $7,605,845.77
                                   Class B                            595,689.84
                                   Collateral Inv. Amt.               962,139.49
                                                          ----------------------
                                   Total                           $9,163,675.10
                                                          ======================

    3.  Principal Receivables/Investor Percentages
        ------------------------------------------

        (a)  The aggregate amount of Principal
             Receivables in the Trust as of the
             last day of the Monthly Period
                                                              $16,892,367,448.16


        (b)  Invested Amount as of the last day
             of the Monthly Period

                                   Class A                       $500,000,000.00
                                   Class B                         39,160,000.00
                                   Collateral Inv. Amt.            63,250,000.00
                                                          ----------------------
                                   Total                         $602,410,000.00
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-5
Page 3

        (c)  The Floating Allocation Percentage:
             The Invested Amount set forth in
             paragraph 3(b) above as a percentage
             of the aggregate amount of Principal
             Receivables as of the Record Date set
             forth in paragraph 3(a) above

                                   Class A                                2.960%
                                   Class B                                0.232%
                                   Collateral Inv. Amt.                   0.374%
                                                          ----------------------
                                   Total                                  3.566%

        (d)  During the Amortization Period: The
             Invested Amount as of _______ (the
             last day of the Revolving Period)

                                   Class A                                  N.A.
                                   Class B                                  N.A.
                                   Collateral Inv. Amt.                     N.A.
                                                          ----------------------
                                   Total                                    N.A.

        (e)  The Fixed/Floating Allocation
             Percentage: The Invested Amount
             set forth in paragraph 3(d) above
             as a percentage of the aggregate
             amount of Principal Receivables
             set forth in paragraph 3(a) above

                                   Class A                                  N.A.
                                   Class B                                  N.A.
                                   Collateral Inv. Amt.                     N.A.
                                                          ----------------------
                                   Total                                    N.A.


    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding
        balances in the Accounts which were                       Aggregate
        delinquent as of the end of the day                        Account
        on the last day of the Monthly Period                      Balance
                                                          ----------------------

        (a)  35 - 64 days                                        $347,434,513.80
        (b)  65 - 94 days                                         211,270,234.43
        (c)  95 - 124 days                                        160,220,603.53
        (d)  125 - 154 days                                       122,449,636.97
        (e)  155 - 184 days                                       112,592,948.22
        (f)  185 or more days                                      87,401,200.13
                                                          ----------------------
                                           Total               $1,041,369,137.08
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-5
Page 4

    5.  Monthly Investor Default Amount.
        --------------------------------

        (a)  The aggregate amount of all defaulted
             Principal Receivables written off as
             uncollectible during the Monthly Period
             allocable to the Invested Amount (the
             aggregate "Investor Default Amount")
                                   Class A                         $2,223,161.25
                                   Class B                            174,117.99
                                   Collateral Inv. Amt.               281,229.90
                                                          ----------------------
                                   Total                           $2,678,509.14
                                                          ======================

        (b)  The amount set forth in paragraph 5(a)
             above in respect of the Monthly Investor
             Default Amount, per original $1,000 interest
                                   Class A                                 $4.45
                                   Class B                                  4.45
                                   Collateral Inv. Amt.                     4.45
                                                          ----------------------
                                   Total                                   $4.45
                                                          ======================

    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------
        (a)  The aggregate amount of Class A Investor
             Charge-Offs and the reductions in the
             Class B Invested Amount and the Collateral
             Invested Amount

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   Collateral Inv. Amt.                     0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================



        (b)  The amounts set forth in paragraph 6(a)
             above, per $1,000 original certificate
             principal amount (which will have the
             effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   Collateral Inv. Amt.                     0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-5
Page 5


        (c)  The aggregate amount of Class A Investor
             Charge-Offs reimbursed and the reimburse-ment of reductions in the Class B Invested
             Amount and the Collateral Invested Amount

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   Collateral Inv. Amt.                     0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================

        (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   Collateral Inv. Amt.                     0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================


    7.  Investor Servicing Fee.
        -----------------------

        (a)  The amount of the Investor Monthly Servicing
             Fee payable by the Trust to the Servicer for
             the Monthly Period
                                   Class A                           $625,000.00
                                   Class B                             48,950.00
                         Remaining Servicing Fee                       79,062.50
                                                          ----------------------
                                   Total                             $753,012.50
                                                          ======================


        (b)  The amount set forth in paragraph 7(a) above,
             per $1,000 interest
                                   Class A                           $1.25000000
                                   Class B                            1.25000000
                         Remaining Servicing Fee                      1.25000000
                                                          ----------------------
                                   Total                             $1.25000000
                                                          ======================


    8.  Reallocated Principal Collections
        ---------------------------------

        The amount of Reallocated Collateral and Class B
        Principal Collections applied in respect of Interest
        Shortfalls, Investor Default Amounts or Investor
        Charge-Offs for the prior month.

                                   Class B                                 $0.00
                                   Collateral Inv. Amt.                     0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-5
Page 6

    9.  Collateral Invested Amount
        --------------------------

        (a)  The amount of the Collateral Invested
             Amount as of the close of business on
             the related Distribution Date after
             giving effect to withdrawals, deposits
             and payments to be made in respect of
             the preceding month                                  $63,250,000.00


        (b)  The Required Collateral Invested Amount
             as of the close of business on the related
             Distribution Date after giving effect to
             withdrawals, deposits and payments to
             be made in respect of the preceding month            $63,250,000.00



    10. The Pool Factor.
        ---------------

        The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor


                                   Class A                            1.00000000
                                   Class B                            1.00000000
                                                          ----------------------
                                   Total (weighted avg.)              1.00000000


    11. The Portfolio Yield
        -------------------

        The Portfolio Yield for the related Monthly Period                12.92%

    12. The Base Rate
        -------------

        The Base Rate for the related Monthly Period                       7.53%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                             FIRST USA BANK
                             as Servicer


                             By: /s/ W. Todd Peterson
                                -------------------------------
                                 W. Todd Peterson
                                 Vice President